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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange     Act of 1934
Date of report (Date of earliest event reported): March 8, 2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2026, Air T, Inc. (the “Company”), through Crestone Air Partners LLC (the “Purchaser” or “Crestone”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Arena Aviation Partners B.V. (“Arena”), the sellers party thereto (collectively, the “Sellers”), and Dirk Jan Smit, as Securityholders’ Agent, pursuant to which Purchaser agreed to acquire all of the outstanding shares of Arena.

At the closing, the Company paid aggregate consideration of in excess of $35 million, subject to customary post-closing adjustments pursuant to the Purchase Agreement, including for indebtedness and transaction expenses. In addition, certain holders of depositary receipts may be entitled to contingent cash payments based on collections under specified servicing agreements, as described in the Purchase Agreement. The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement.

Item 8.01 Other Events

On March 8, 2026, the Company issued a press release announcing that Crestone has entered into a definitive agreement to acquire Arena. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, the Company and Crestone, are evaluating a potential strategic transaction involving Crestone, which could include the sale of a minority equity interest in Crestone (or one or more of its affiliates) to a third party. Discussions regarding any such transaction remain preliminary. No definitive agreement has been executed, and there can be no assurance that any transaction will be pursued or consummated, or as to the timing, terms, structure, valuation, or amount of proceeds, if any.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release, dated March 8, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer